[LOGO]PIONEER
INVESTMENTS -Registered Trademark-



PIONEER
MICRO-CAP
FUND


ANNUAL REPORT 11/30/00

TABLE OF CONTENTS


Letter from the President                                             1


Portfolio Summary                                                     2

Performance Update                                                    3

Portfolio Management Discussion                                       5

Schedule of Investments                                               8

Financial Statements                                                 14

Notes to Financial Statements                                        19


Report of Independent Public Accountants                             24

Results of Shareowner Meeting                                        25

Trustees, Officers and Service Providers                             26

The Pioneer Family of Mutual Funds                                   27

Programs and Services for Pioneer Shareowners                        28

PIONEER MICRO-CAP FUND

LETTER FROM THE PRESIDENT 11/30/00

DEAR SHAREOWNER,

The year 2000, the last year of the old millenium, is ending on an historically unsettling note. The bewildering final days of the presidential election have come on top of a period of increased market volatility, leaving us all feeling unsettled. We at Pioneer are convinced that the market's volatility has its roots not in politics but in the signs of a slowing economy and in the sudden realization by investors that some market valuations, notably technology, had become irrational. As the new millenium unfolds we expect investors to get back to work assessing the policies of the new administration, evaluating the prospects for a growing economy and identifying undervalued companies.


As seasoned investors we treat periods of turmoil as periods of opportunity, looking for the few significant facts and trends that hide well behind the clutter of daily events. I think that you should do the same thing. This is a good year, and a good time of year, to evaluate your retirement program contributions, to compare a Roth IRA with a traditional IRA and to reassess your investment allocations in light of current market conditions. A successful investment program requires not only money, but time and planning. Your investment professional is your best guide to making these important decisions.


AN IMPORTANT ANNOUNCEMENT FROM PIONEER


I'm very happy to report that, on October 24, 2000, Pioneer Investment Management, Inc. became a wholly owned subsidiary of UniCredito Italiano S.p.A., one of Italy's largest and most successful banking groups. Early in 2001, all of UniCredito's investment operations will be combined to form Pioneer Global Asset Management S.p.A., which will manage over $110 billion for global individual and institutional clients under the name Pioneer Investments-Registered Trademark-. The new Pioneer Global will bring to Pioneer greater analytical resources that complement our broad set of investment skills, reinforcing Pioneer's tradition of fundamental investment analysis and sound long-term portfolio management. We believe fund shareholders will benefit from this merger.


All of us at Pioneer appreciate your decision to invest with us and look forward to helping you reach your financial goals.


Sincerely,

/s/ David Tripple


David Tripple
Pioneer Investment Management, Inc.

PIONEER MICRO-CAP FUND

PORTFOLIO SUMMARY 11/30/00

PORTFOLIO DIVERSIFICATION
(As a percentage of total investment portfolio)

[PIE CHART]

U.S. Common Stocks                               95%
Short-Term Cash Equivalents                       3%
International Common Stocks                       2%

SECTOR DISTRIBUTION
(As a percentage of equity holdings)

[PIE CHART]

Consumer Cyclicals                         24%
Technology                                 20%
Financial                                  16%
Energy                                     10%
Consumer Staples                            9%
Capital Goods                               7%
Health Care                                 6%
Basic Materials                             3%
Utilities                                   2%
Communication Services                      2%
Transportation                              1%

10 LARGEST HOLDINGS
(As a percentage of equity holdings)

 1. Basin Exploration, Inc.         3.2%
 2. Hain Celestial Group, Inc.      2.2
 3. St. Mary Land & Exploration Co. 2.0
 4. Tom Brown, Inc.                 2.0
 5. Chemed Corp.                    1.9
 6. Avant! Corp.                    1.9%
 7. Triad Hospitals, Inc.           1.9
 8. WD-40 Co.                       1.9
 9. Phillips Van-Heusen Corp.       1.8
10. Stericycle, Inc.                1.7

Fund holdings will vary for other periods.

PIONEER MICRO-CAP FUND

PERFORMANCE UPDATE 11/30/00                                       CLASS A SHARES

SHARE PRICES AND DISTRIBUTIONS

NET ASSET VALUE
PER SHARE                    11/30/00        11/30/99
                             $20.10          $17.40
DISTRIBUTIONS PER SHARE      INCOME          SHORT-TERM      LONG-TERM
(11/30/99-11/30/00)          DIVIDENDS       CAPITAL GAINS   CAPITAL GAINS
                             -               -                  $0.313

INVESTMENT RETURNS

The mountain chart on the right shows the growth of a $10,000 investment in Pioneer Micro-Cap Fund at public offering price, compared to the growth of the Merrill Lynch Micro-Cap Index and the Russell 2000 Index.

AVERAGE ANNUAL TOTAL RETURNS
(As of November 30, 2000)

             NET ASSET    PUBLIC
PERIOD        VALUE    OFFERING PRICE*
Life-of-Fund   10.41%      8.68%
(2/28/97)
1 Year         17.26      10.53

* Reflects the deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

[LINE CHART]

GROWTH OF $10,000

                     Pioneer           Merrill Lynch      Russell 2000
                 Micro-Cap Fund*      Micro-Cap Index        Index
 2/97                 $9,425              $10,000           $10,000
                      $9,874               $9,981           $10,618
                     $11,099              $11,620           $11,853
                     $11,206              $12,053           $12,083
                     $11,540              $12,616           $12,995
 5/98                $11,051              $12,810           $12,873
                      $7,640               $9,282            $9,554
                      $9,282              $10,770           $11,283
                      $9,603              $11,014           $11,157
                     $10,769              $12,127           $12,527
 8/99                $11,245              $12,557           $12,263
                     $11,661              $13,662           $13,051
                     $15,856              $19,279           $16,656
                     $13,718              $14,711           $13,769
                     $16,392              $17,565           $15,593
11/00                $13,674              $14,196           $12,975

The Merrill Lynch Micro-Cap Index represents the performance of 1,980 stocks ranging in market capitalization from $50 million to $125 million. The Russell 2000 Index is an unmanaged measure of the 2,000 smallest stocks, based on capitalization, in the Russell 3000 Index. We believe the Russell 2000 Index is more representative of the companies in the Fund's portfolio than the Merrill Lynch Micro-Cap Index and will not provide the Merrill Lynch index in the future. You cannot invest directly in the Indices.

Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

PIONEER MICRO-CAP FUND

PERFORMANCE UPDATE 11/30/00                                       CLASS B SHARES

SHARE PRICES AND DISTRIBUTIONS

NET ASSET VALUE
PER SHARE                    11/30/00        11/30/99
                             $19.56          $17.07
DISTRIBUTIONS PER SHARE      INCOME          SHORT-TERM      LONG-TERM
(11/30/99-11/30/00)          DIVIDENDS       CAPITAL GAINS   CAPITAL GAINS
                             -               -               $0.313

INVESTMENT RETURNS

The mountain chart on the right shows the growth of a $10,000 investment in Pioneer Micro-Cap Fund compared to the growth of the Merrill Lynch Micro-Cap Index and the Russell 2000 Index.


AVERAGE ANNUAL TOTAL RETURNS
(as of November 30, 2000)

                 IF        IF
PERIOD          HELD    REDEEMED*
Life-of-Fund    9.64%      9.01%
(2/28/97)
1 Year         16.36      12.36

* Reflects deduction of the maximum applicable contingent deferred sales charge
(CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.

[LINE CHART]

GROWTH OF $10,000

               Pioneer              Merrill Lynch        Russell 2000
           Micro-Cap Fund*         Micro-Cap Index          Index
 2/97          $10,000                 $10,000             $10,000
               $10,473                  $9,981             $10,618
               $11,753                 $11,620             $11,853
               $11,847                 $12,053             $12,083
               $12,173                 $12,616             $12,995
 5/98          $11,633                 $12,810             $12,873
                $8,025                  $9,282              $9,554
                $9,740                 $10,770             $11,283
               $10,067                 $11,014             $11,157
               $11,263                 $12,127             $12,527
 8/99          $11,732                 $12,557             $12,263
               $12,145                 $13,662             $13,051
               $16,478                 $19,279             $16,656
               $14,237                 $14,711             $13,769
               $16,983                 $17,565             $15,593
11/00          $13,832                 $14,196             $12,975


The Merrill Lynch Micro-Cap Index represents the performance of 1,980 stocks ranging in market capitalization from $50 million to $125 million. The Russell 2000 Index is an unmanaged measure of the 2,000 smallest stocks, based on capitalization, in the Russell 3000 Index. We believe the Russell 2000 Index is more representative of the companies in the Fund's portfolio than the Merrill Lynch Micro-Cap Index and will not provide the Merrill Lynch index in the future. You cannot invest directly in the Indices.

Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

PIONEER MICRO-CAP FUND

PORTFOLIO MANAGEMENT DISCUSSION 11/30/00

Ken Fuller, the leader of Pioneer Micro-Cap Fund's management team, has studied the small company universe for 15 of his 25 years in the investment business. In the following discussion, he reviews some of the decisions he and his team made and their impact on the Fund's impressive performance during its recently concluded fiscal year.

Q.   HOW DID THE FUND PERFORM AGAINST THIS YEAR'S BACKGROUND OF MARKET
     VOLATILITY?

A. Investors who looked past this year's "names in the news" stocks found excellent value and strong performance among small companies. In the case of Pioneer Micro-Cap Fund, successful stock selection added significantly to results during the fiscal year ended November 30, 2000. The Fund's Class A and B shares had returns at net asset value of 17.26% and 16.36%, respectively. The Merrill Lynch Micro-Cap Index and the Russell 2000 Index returned just 3.91% and -0.58%, respectively, for the same period.


     The Fund's results also comfortably surpassed the average performance of similar funds; the 313 funds in the Fund's Lipper peer group returned an average of 12.36% for the period. Lipper is an independent organization that ranks mutual fund performance.


Q.   WHAT PUT THE FUND SO FAR AHEAD OF ITS BENCHMARK AND ITS PEERS?

A. It was primarily a matter of picking stocks where we saw good value and waiting for that value to gain broader recognition. Ours is a bottom-up, one-stock-at-a-time approach, so this year's gratifying results have their roots in our daily search for unrecognized value.

Q.   WHERE DID THE SEARCH TAKE YOU?

A. Given the important roles they play in today's economy, it's no surprise that technology and energy stocks turned up frequently on our lists. Because small stocks are frequently overlooked, we uncovered several companies in both areas that coupled good earnings with strong prospects while selling at very reasonable prices.

PIONEER MICRO-CAP FUND

Q.   CAN YOU GIVE SOME EXAMPLES?

A. Technology stocks were solid contributors during the first three quarters of the Fund's fiscal year. When that sector weakened in the fourth quarter, strength in energy stocks provided something of an offset.

     Our most successful selection was POWER-ONE, a fast-growing manufacturer of power supplies for computers and networks. We reduced our position and took profits when a rise in the stock's price put its market capitalization outside the Fund's size limits. We still hold a small position -- 1.31% of the portfolio. We also took some profits in HI/FN, a maker of integrated circuits and software for computer networking products.

     BOSTON COMMUNICATIONS GROUP, which sells prepaid cellular phone services, also boosted performance. After a period of disappointing earnings, the company's revised marketing programs have begun to stimulate sales and profits. On the other hand, BROOKS AUTOMATION, which manufactures automation tools for computer chip makers, was a disappointing performer, as were other semiconductor capital equipment makers, especially in the fourth quarter.

Q.   WHICH ENERGY STOCKS HELPED TAKE UP THE TECHNOLOGY SLACK?

A. Three exploration and production companies tell most of the story. ST. MARY LAND AND EXPLORATION, BASIN EXPLORATION and TOM BROWN, INC. cover three of the four major production regions in the United States. All three companies have benefited from a dramatic upsurge in the price of natural gas, a trend that we believe will continue for some time.

Q.   YOU ALSO OWN A NUMBER OF HEALTH CARE COMPANIES.

A. Yes, but not enough of them. Despite very good stock selection, performance was penalized by the Fund's underexposure to this sector.

     TRIAD HOSPITALS manages hospitals and surgical outpatient centers in non-urban areas of the Sun Belt and the Midwest. This well-run company, a spinoff from HCA, was largely overlooked by investors despite an improving climate for health care stocks. Another selection, PEDIATRIX, is the nation's largest physician group specializing in the care of premature babies. Negative publicity and investigations of the company's insurance claim

Pioneer Micro-Cap Fund


     practices drove the stock down sharply, creating a buying opportunity early this year. The impact of the investigations has so far been minor, and management has been steering the company toward greater profitability.

Q.   WHERE ELSE HAVE YOU BEEN FINDING VALUE?

A. Despite a poor outlook for apparel and textiles, PHILLIPS VAN-HEUSEN, makers of the Arrow line of menswear, is an attractive turnaround story. Cost cuts and a shift in emphasis from dress to casual clothing have boosted prospects, and the stock has performed well.

     GAINSCO, a niche insurance company, is another turnaround candidate. The stock fell when earnings were hit by a sizeable writeoff. But a large infusion of capital has revitalized the company's finances and its prospects, a fact not yet reflected in the stock's price. Also in turnaround mode is WEST MARINE, a retailer of boating supplies that has suffered from weak sales numbers and a truncated boating season in some parts of the country. We expect better numbers next year, based on discussions with management.

     We would like to own more financial stocks, but have been a bit frustrated in our hunt for additional candidates. On the other hand, there is good value to be found among consumer durable stocks as well as in old-economy industries like metal fabricating.

Q.   WHAT IS YOUR OUTLOOK FOR NEXT YEAR?

A. I'll start by stating that we never try to predict the markets or the economy. But it's become obvious that the U.S. economy is slowing. The evidence is in lower car sales, deteriorating employment numbers and softness in the retail sector. Values have been driven down to almost ridiculous levels in parts of our small-company world by the pressure of higher interest rates and the slowing economy. We think the slowdown has a good chance of running its course in the first half of 2001, at which point a better economic outlook may have a positive impact on valuations and prices for small stocks, especially if more investors discover the values that we are seeing.

PIONEER MICRO-CAP FUND

SCHEDULE OF INVESTMENTS 11/30/00

  SHARES                                                                        VALUE
                    COMMON STOCKS - 97.2%
                    BASIC MATERIALS - 2.7%
                    AGRICULTURAL PRODUCTS - 0.6%
       47,900       Embrex, Inc.*                                         $   790,350
                                                                          -----------
                    CONSTRUCTION (CEMENT & AGGREGATES) - 1.2%
       75,700       Oglebay Norton Co.                                    $ 1,736,369
                                                                          -----------
                    PAPER & FOREST PRODUCTS - 0.9%
      199,000       Mercer International Inc.*                            $ 1,318,375
                                                                          -----------
                    TOTAL BASIC MATERIALS                                 $ 3,845,094
                                                                          -----------
                    CAPITAL GOODS - 7.1%
                    ELECTRICAL EQUIPMENT - 0.9%
       17,000       Genlyte Group, Inc.*                                  $   397,375
       19,000       Power-One, Inc.*                                          803,938
                                                                          -----------
                                                                          $ 1,201,313
                                                                          -----------
                    MACHINERY (DIVERSIFIED) - 0.9%
       31,000       Nacco Industries, Inc.                                $ 1,189,625
                                                                          -----------
                    MANUFACTURING (DIVERSIFIED) - 0.8%
      145,000       North American Palladium Ltd.*                        $ 1,185,273
                                                                          -----------
                    METAL FABRICATORS - 2.4%
      111,500       Brush Engineered Materials Inc.                       $ 2,132,438
      149,000       N N Ball & Roller, Inc.                                 1,275,812
                                                                          -----------
                                                                          $ 3,408,250
                                                                          -----------
                    WASTE MANAGEMENT - 2.1%
       42,000       New Horizons Worldwide, Inc.*                         $   645,750
       70,300       Stericycle, Inc.*                                       2,315,506
                                                                          -----------
                                                                          $ 2,961,256
                                                                          -----------
                    TOTAL CAPITAL GOODS                                   $ 9,945,717
                                                                          -----------
                    COMMUNICATION SERVICES - 1.6%
                    TELEPHONE - 1.6%
      110,000       Boston Communications Group, Inc.*                    $ 2,241,250
                                                                          -----------
                    TOTAL COMMUNICATION SERVICES                          $ 2,241,250
                                                                          -----------
                    CONSUMER CYCLICALS - 23.5%
                    AUTO PARTS & EQUIPMENT - 1.2%
       95,100       Applied Industrial Technologies, Inc.                 $ 1,688,025
                                                                          -----------
                    BUILDING MATERIALS - 0.9%
       53,800       Nortek Inc.*                                          $ 1,223,950
                                                                          -----------


   The accompanying notes are an integral part of these financial statements.
8

PIONEER MICRO-CAP FUND

  SHARES                                                                        VALUE
                    CONSUMER (JEWELRY, NOVELTIES & GIFTS) - 1.7%
      157,500       Koala Corp.*                                          $ 1,023,750
      118,600       Movado Group, Inc.                                      1,415,788
                                                                          -----------
                                                                          $ 2,439,538
                                                                          -----------
                    FOOTWEAR - 1.1%
       98,500       Vans, Inc.*                                           $ 1,489,813
                                                                          -----------
                    HARDWARE & TOOLS - 1.8%
      125,000       WD-40 Co.                                             $ 2,507,812
                                                                          -----------
                    HOUSEHOLD FURNISHING & APPLIANCES - 1.1%
      200,000       Lo-Jack Corp.*                                        $ 1,475,000
                                                                          -----------
                    LEISURE TIME (PRODUCTS) - 0.7%
       84,000       Equity Marketing Inc*                                 $ 1,039,500
                                                                          -----------
                    PUBLISHING - 0.7%
       57,000       Advance Marketing Services, Inc.                      $ 1,015,312
                                                                          -----------
                    RETAIL (COMPUTERS & ELECTRONICS) - 1.2%
      145,800       Inter-TAN, Inc.*                                      $ 1,722,262
                                                                          -----------
                    RETAIL (HOME SHOPPING) - 1.5%
       85,000       Coldwater Creek Inc.*                                 $ 2,140,937
                                                                          -----------
                    RETAIL (SPECIALTY) - 3.9%
      165,000       Guitar Center Inc.*                                   $ 1,876,875
       93,600       Haverty Furniture                                         994,500
      140,000       Lithia Motors Inc.*                                     1,951,250
      107,000       West Marine, Inc.*                                        682,125
                                                                          -----------
                                                                          $ 5,504,750
                                                                          -----------
                    RETAIL (SPECIALTY-APPAREL) - 2.6%
      188,500       The Finish Line Inc.*                                 $ 1,531,563
      126,000       Wilsons The Leather Experts Inc.*                       2,094,750
                                                                          -----------
                                                                          $ 3,626,313
                                                                          -----------
                    SERVICES (COMMERCIAL & CONSUMER) - 3.3%
       76,500       Chemed Corp.                                          $ 2,629,688
      100,000       FTI Consulting, Inc.*                                     712,500
      105,000       Right Management Consultants, Inc.*                     1,233,750
                                                                          -----------
                                                                          $ 4,575,938
                                                                          -----------
                    TEXTILES (APPAREL) - 1.8%
      192,000       Phillips-Van Heusen Corp.                             $ 2,472,000
                                                                          -----------
                    TOTAL CONSUMER CYCLICALS                              $32,921,150
                                                                          -----------

   The accompanying notes are an integral part of these financial statements.

PIONEER MICRO-CAP FUND

  SHARES                                                                        VALUE
                    CONSUMER STAPLES - 8.9%
                    DISTRIBUTORS (FOOD & HEALTH) - 1.3%
      126,800       United Natural Foods Inc.*                            $ 1,838,600
                                                                          -----------
                    FOODS - 2.8%
       98,855       Hain Celestial Group, Inc.*                           $ 2,940,936
      141,000       Horizon Organic Holding Corp.*                            995,813
                                                                          -----------
                                                                          $ 3,936,749
                                                                          -----------
                    RESTAURANTS - 0.7%
       55,000       O'Charley's Inc.*                                     $   955,625
                                                                          -----------
                    RETAIL STORES (FOOD CHAINS) - 0.6%
      186,000       Wild Oats Markets Inc.*                               $   813,750
                                                                          -----------
                    SERVICES (EMPLOYMENT) - 1.0%
       71,000       ITT Educational Services*                             $ 1,411,125
                                                                          -----------
                    SERVICES (FACILITIES & ENVIRONMENT) - 1.6%
       61,640       Tetra Tech, Inc.*                                     $ 2,153,547
                                                                          -----------
                    SPECIALTY PRINTING - 0.9%
      100,000       John H. Harland Co.                                   $ 1,275,000
                                                                          -----------
                    TOTAL CONSUMER STAPLES                                $12,384,396
                                                                          -----------
                    ENERGY - 9.7%
                    OIL & GAS (EXPLORATION/PRODUCTION) - 9.2%
      212,000       Basin Exploration, Inc.*                              $ 4,279,750
      138,400       Natco Group Inc.*                                       1,020,700
      120,000       St. Mary Land & Exploration Co.                         2,760,000
      100,000       Tom Brown, Inc.*                                        2,675,000
      166,000       Unit Corp*                                              2,106,125
                                                                          -----------
                                                                          $12,841,575
                                                                          -----------
                    OIL & GAS (DRILLING & EQUIPMENT) - 0.5%
       39,000       Lufkin Industries*                                    $   663,000
                                                                          -----------
                    TOTAL ENERGY                                          $13,504,575
                                                                          -----------
                    FINANCIAL - 15.6%
                    CONSUMER FINANCE - 1.0%
      123,800       Medallion Financial Corp.                             $ 1,454,650
                                                                          -----------


   The accompanying notes are an integral part of these financial statements.
10

PIONEER MICRO-CAP FUND

  SHARES                                                                        VALUE
                    FINANCIAL (DIVERSIFIED) - 3.6%
       99,800       Dollar Thrifty Automotive Group, Inc.*                $ 1,746,500
       57,000       Financial Federal Corp.*                                1,325,250
       55,000       Microfinancial, Inc.                                      577,500
      275,000       Transmedia Network Inc.*                                  825,000
      127,500       Ventas, Inc.                                              573,750
                                                                          -----------
                                                                          $ 5,048,000
                                                                          -----------
                    INSURANCE(PROPERTY/CASUALTY) - 3.8%
      208,000       Gainsco Inc.                                          $   546,000
      110,000       Highlands Insurance Group*                              1,038,125
       50,000       IPC Holdings Ltd.                                       1,075,000
       74,000       Philadelphia Consolidated Holding Corp.*                1,965,625
       40,000       Stewart Information Services Corporation                  602,500
                                                                          -----------
                                                                          $ 5,227,250
                                                                          -----------
                    REAL ESTATE - 6.4%
       62,000       Bedford Property Investors, Inc.                      $ 1,224,500
       60,000       First Washington Realty Trust, Inc.                     1,522,500
       79,500       Lasalle Hotel Properties                                1,113,000
       50,000       Pennsylvania Real Estate Investment Trust, Inc            950,000
      130,000       Prime Group Realty Trust                                1,974,375
       97,000       Universal Health Realty Inc.                            1,727,813
       25,000       Wellsford Real Properties Inc.*                           385,937
                                                                          -----------
                                                                          $ 8,898,125
                                                                          -----------
                    SAVINGS & LOAN COMPANIES - 0.8%
       88,000       Banner Corp.*                                         $ 1,160,500
                                                                          -----------
                    TOTAL FINANCIAL                                       $21,788,525
                                                                          -----------
                    HEALTHCARE - 6.0%
                    BIOTECHNOLOGY - 0.6%
       10,000       Genzyme Corp.*                                        $    39,375
       88,000       Texas Biotechnology Corp.*                                778,800
                                                                          -----------
                                                                          $   818,175
                                                                          -----------
                    HEALTHCARE (MEDICAL PRODUCTS/SUPPLIES) - 1.0%
       54,000       Endocare Inc.*                                        $   705,375
       40,000       Young Innovations, Inc.*                                  740,000
                                                                          -----------
                                                                          $ 1,445,375
                                                                          -----------

   The accompanying notes are an integral part of these financial statements.

PIONEER MICRO-CAP FUND

  SHARES                                                                        VALUE
                    HEALTHCARE (SPECIALIZED SERVICES) - 4.4%
       55,000       Morrison Management Specialists, Inc.                 $ 1,540,000
      115,500       Pediatrix Medical Group, Inc.*                          2,021,250
       85,500       Triad Hospitals, Inc.*                                  2,554,313
                                                                          -----------
                                                                          $ 6,115,563
                                                                          -----------
                    TOTAL HEALTHCARE                                      $ 8,379,113
                                                                          -----------
                    TECHNOLOGY - 19.2%
                    COMPUTERS (PERIPHERALS) - 0.9%
      100,000       Secure Computing Corp.*                               $ 1,168,750
                                                                          -----------
                    COMPUTERS (SOFTWARE & SERVICES) - 2.5%
      165,000       Avant! Corp.*                                         $ 2,619,375
       48,000       THQ Inc.*                                                 861,000
                                                                          -----------
                                                                          $ 3,480,375
                                                                          -----------
                    ELECTRONICS (COMPONENT DISTRIBUTORS) - 7.5%
       75,000       ACT Manufacturing, Inc.*                              $ 1,514,063
       70,000       AXT, Inc.*                                              2,104,375
      150,000       Genrad Inc.*                                            1,425,000
      160,040       Oak Technology, Inc.*                                   1,940,485
      150,000       Power Integrations, Inc.*                               1,818,750
       70,000       Sipex Corp.*                                            1,750,000
                                                                          -----------
                                                                          $10,552,673
                                                                          -----------
                    EQUIPMENT (SEMICONDUCTORS) - 8.3%
       50,000       Advanced Energy Industries Inc.*                      $   984,375
       60,000       Applied Science & Technology, Inc.*                       686,250
       64,000       ATMI Inc.*                                                992,000
       95,000       Brooks Automation, Inc.*                                2,150,859
       30,000       Helix Technology Corp.                                    706,875
       15,000       HI/FN, Inc.*                                              492,188
      118,800       Photronics, Inc.*                                       1,930,500
       75,000       PRI Automation, Inc.*                                   1,335,938
       38,700       Veeco Instruments, Inc.*                                1,243,237
      250,000       Xicor, Inc.*                                            1,054,687
                                                                          -----------
                                                                          $11,576,909
                                                                          -----------
                    TOTAL TECHNOLOGY                                      $26,778,707
                                                                          -----------
                    TRANSPORTATION - 0.6%
                    RAILROADS - 0.6%
      137,000       Rail America Inc.*                                    $   822,000
                                                                          -----------
                    TOTAL TRANSPORTATION                                  $   822,000
                                                                          -----------


   The accompanying notes are an integral part of these financial statements.
12

PIONEER MICRO-CAP FUND

  SHARES                                                                        VALUE
                    UTILITIES - 2.3%
                    NATURAL GAS - 2.3%
       51,000       NUI Corp.                                            $  1,472,625
      219,800       Southwestern Energy Co.                                 1,689,712
                                                                         ------------
                    TOTAL UTILITIES                                      $  3,162,337
                                                                         ------------
                    TOTAL COMMON STOCKS
                    (Cost $124,695,976)                                  $135,772,864
                                                                         ------------
    PRINCIPAL
     AMOUNT
                    TEMPORARY CASH INVESTMENTS - 2.8%
                    COMMERCIAL PAPER - 2.8%
   $2,063,000       American Express Credit Corp., 6.4% 12/1/00          $  2,063,000
    1,898,000       Exxon Project Investment, 6.5% 12/4/00                  1,898,000
                                                                         ------------
                    TOTAL TEMPORARY CASH INVESTMENTS
                    (Cost $3,961,000)                                    $  3,961,000
                                                                         ------------
                    TOTAL INVESTMENT IN SECURITIES AND
                    TEMPORARY CASH INVESTMENTS - 100%
                    (Cost $128,656,976)(a)                               $139,733,864
                                                                         ------------


* Non-income producing security.
(a) At November 30, 2000, the net unrealized gain on investments based on cost for federal income tax purposes of $128,854,413 was as follows:


    Aggregate gross unrealized gain for all investments in which
      there is an excess of value over cost                              $ 25,218,032
    Aggregate gross unrealized loss for all investments in which
      there is an excess of tax cost over value                           (14,338,581)
                                                                         ------------
    Net unrealized gain                                                  $ 10,879,451
                                                                         ------------


Purchases and sales of securities (excluding temporary cash investments) for the year ended November 30, 2000, aggregated $118,730,311 and $79,184,682, respectively.

   The accompanying notes are an integral part of these financial statements.

PIONEER MICRO-CAP FUND

BALANCE SHEET 11/30/00

ASSETS:
  Investment in securities, at value (including temporary cash
     investments of $3,961,000) (cost $128,656,976)                      $139,733,864
  Cash                                                                            987
  Receivables -
     Investment securities sold                                               239,992
     Fund shares sold                                                         437,196
     Dividends and interest                                                   109,868
  Organizational costs - net                                                    6,280
  Other                                                                         4,528
                                                                         ------------
       Total assets                                                      $140,532,715
                                                                         ------------
LIABILITIES:
  Payables -
     Investment securities purchased                                     $    581,635
     Fund shares repurchased                                                  367,317
  Due to affiliates                                                           265,789
  Accrued expenses                                                             90,566
                                                                         ------------
       Total liabilities                                                 $  1,305,307
                                                                         ------------
NET ASSETS:
  Paid-in capital                                                        $128,051,223
  Accumulated undistributed net investment income                               8,750
  Accumulated net realized gain on investments and futures contracts           90,547
  Net unrealized gain on investments                                       11,076,888
                                                                         ------------
       Total net assets                                                  $139,227,408
                                                                         ------------
NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
  Class A (based on $58,322,520/2,902,101 shares)                        $      20.10
                                                                         ------------
  Class B (based on $80,904,888/4,135,392 shares)                        $      19.56
                                                                         ------------
MAXIMUM OFFERING PRICE:
  Class A                                                                $      21.33
                                                                         ------------


   The accompanying notes are an integral part of these financial statements.
14

PIONEER MICRO-CAP FUND

FOR THE YEAR ENDED 11/30/00

INVESTMENT INCOME:
   Dividends                                                $1,276,040
   Interest                                                    801,244
                                                            ----------
         Total investment income                                         $  2,077,284
                                                                         ------------
EXPENSES:
   Management fees                                          $1,580,887
   Transfer agent fees
      Class A                                                  129,946
      Class B                                                  182,743
   Distribution fees
      Class A                                                  141,792
      Class B                                                  870,005
   Administrative fees                                          29,995
   Custodian fees                                               35,391
   Registration fees                                            45,579
   Professional fees                                            28,844
   Printing                                                     26,131
   Organization costs                                            5,124
   Fees and expenses of nonaffiliated trustees                  24,558
   Miscellaneous                                                 9,675
                                                            ----------
      Total expenses                                                     $  3,110,670
      Less fees paid indirectly                                               (39,522)
                                                                         ------------
      Net expenses                                                       $  3,071,148
                                                                         ------------
         Net investment loss                                             $   (993,864)
                                                                         ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
   FUTURES CONTRACTS:
   Net realized gain (loss) from:
      Investments                                           $5,661,417
      Futures contracts                                       (368,735)  $  5,292,682
                                                            ----------   ------------
   Change in net unrealized gain on:
      Investments                                            7,397,953

      Futures contracts                                       (179,917)  $  7,218,036
                                                            ----------   ------------
      Net gain on investments and futures contracts                      $ 12,510,718
                                                                         ------------
      Net increase in net assets resulting from operations               $ 11,516,854
                                                                         ------------


   The accompanying notes are an integral part of these financial statements.

PIONEER MICRO-CAP FUND

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED 11/30/00 AND 11/30/99

                                                           YEAR ENDED     YEAR ENDED
FROM OPERATIONS:                                            11/30/00       11/30/99
  Net investment loss                                     $   (993,864)  $   (978,784)
  Net realized gain on investments and futures contracts     5,292,682      6,951,580
  Change in unrealized gain on investments
   and futures contracts                                     7,218,036     13,341,071
                                                          ------------   ------------
     Net increase in net assets resulting
         from operations                                  $ 11,516,854   $ 19,313,867
                                                          ------------   ------------
DISTRIBUTIONS TO SHAREOWNERS FROM:
  Net realized gain:
   Class A ($0.31 and $0.00 per share, respectively)      $   (898,211)  $          -
   Class B ($0.31 and $0.00 per share, respectively)        (1,277,935)             -
                                                          ------------   ------------
     Total distributions to shareowners                   $ (2,176,146)  $          -
                                                          ------------   ------------
FROM FUND SHARE TRANSACTIONS:
  Net proceeds from sale of shares                        $ 93,330,868   $ 24,805,249
  Reinvestment of distributions                              1,815,351              -
  Cost of shares repurchased                               (55,684,896)   (47,473,545)
                                                          ------------   ------------
   Net increase (decrease) in net assets resulting from
     fund share transactions                              $ 39,461,323   $(22,668,296)
                                                          ------------   ------------
   Net increase (decrease) in net assets                  $ 48,802,031   $ (3,354,429)
NET ASSETS:
Beginning of year                                           90,425,377     93,779,806
                                                          ------------   ------------
End of year (including accumulated undistributed net
  investment income of $8,750, and $0, respectively)      $139,227,408   $ 90,425,377
                                                          ============   ============

CLASS A                          '00 SHARES   '00 AMOUNT   '99 SHARES     '99 AMOUNT
Shares sold                       2,024,002  $ 45,354,366      856,949   $ 13,979,576
Reinvestment of distributions        39,641       821,768            -              -
Less shares repurchased          (1,099,431)  (24,338,067)  (1,556,258)   (24,279,765)
                                 ----------  ------------ ------------   ------------
  Net increase (decrease)           964,212  $ 21,838,067     (699,309)  $(10,300,189)
                                 ==========  ============ ============   ============
CLASS B
Shares sold                       2,206,881  $ 47,976,502      670,941   $ 10,825,673
Reinvestments of distributions       49,236       993,583            -              -
Less shares repurchased          (1,443,468)  (31,346,829)  (1,529,946)   (23,193,780)
                                 ----------  ------------ ------------   ------------
  Net increase (decrease)           812,649  $ 17,623,256     (859,005)  $(12,368,107)
                                 ==========  ============ ============   ============


   The accompanying notes are an integral part of these financial statements.
16

PIONEER MICRO-CAP FUND

FINANCIAL HIGHLIGHTS 11/30/00

                                                        YEAR ENDED      YEAR ENDED      YEAR ENDED     2/28/97 TO
                                                         11/30/00        11/30/99        11/30/98      11/30/97(a)
CLASS A
Net asset value, beginning of period                      $ 17.40         $ 13.85        $ 17.84        $ 15.00
                                                          -------         -------        -------        -------
Increase (decrease) from investment operations:
   Net investment loss                                    $ (0.12)        $ (0.08)       $ (0.15)       $ (0.07)
   Net realized and unrealized gain
      (loss) on investments and futures
      contracts                                              3.13            3.63          (2.77)          2.91
                                                          -------         -------        -------        -------
Net increase (decrease) from
      investment operations                               $  3.01         $  3.55        $ (2.92)       $  2.84
Distributions to shareowners:
   Net realized gain                                        (0.31)              -          (1.07)             -
                                                          -------         -------        -------        -------
Net increase (decrease) in net
   asset value                                            $  2.70         $  3.55        $ (3.99)       $  2.84
                                                          -------         -------        -------        -------
Net asset value, end of period                            $ 20.10         $ 17.40        $ 13.85        $ 17.84
                                                          -------         -------        -------        -------
Total return*                                               17.26%          25.63%        (17.17)%        18.93%
Ratio of net expenses to average
   net assets+                                               1.72%           2.02%          1.85%          1.76%**
Ratio of net investment loss to
   average net assets+                                      (0.27)%         (0.71)%        (0.83)%        (0.60)%**
Portfolio turnover rate                                        61%             78%            81%            55%**
Net assets, end of period
   (in thousands)                                         $58,323         $33,714        $36,528        $51,825
Ratios assuming no waiver of
   management fees and assumption
   of expenses by PIM and no
   reduction for fees paid indirectly:
   Net expenses                                              1.72%           2.02%          1.85%          2.12%**
   Net investment loss                                      (0.27)%         (0.71)%        (0.83)%        (0.96)%**
Ratios assuming waiver of
   management fees and assumption
   of expenses by PIM and reduction
   for fees paid indirectly:
   Net expenses                                              1.69%           1.98%          1.84%          1.70%**
   Net investment loss                                      (0.24)%         (0.67)%        (0.82)%        (0.54)%**

(a) The per share data presented above is based upon the average shares outstanding for the period presented.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
+   Ratios assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements

PIONEER MICRO-CAP FUND

FINANCIAL HIGHLIGHTS 11/30/00

                                                        YEAR ENDED      YEAR ENDED      YEAR ENDED     2/28/97 TO
                                                         11/30/00        11/30/99        11/30/98      11/30/97(a)
CLASS B
Net asset value, beginning of period                      $ 17.07         $ 13.69        $ 17.77        $ 15.00
                                                          -------         -------        -------        -------
Increase (decrease) from investment operations:
   Net investment loss                                    $ (0.18)        $ (0.24)       $ (0.25)       $ (0.16)
   Net realized and unrealized gain
      (loss) on investments and futures
      contracts                                              2.98            3.62          (2.76)          2.93
                                                          -------         -------        -------        -------
Net increase (decrease) from
      investment operations                               $  2.80         $  3.38        $ (3.01)       $  2.77
Distributions to shareowners:
   Net realized gain                                        (0.31)              -          (1.07)             -
                                                          -------         -------        -------        -------
Net increase (decrease) in net
   asset value                                            $  2.49         $  3.38        $ (4.08)       $  2.77
                                                          -------         -------        -------        -------
Net asset value, end of period                            $ 19.56         $ 17.07        $ 13.69        $ 17.77
                                                          -------         -------        -------        -------
Total return*                                               16.36%          24.69%        (17.78)%        18.47%
Ratio of net expenses to average
   net assets+                                               2.45%           2.73%          2.55%          2.48%**
Ratio of net investment loss to
   average net assets+                                      (1.01)%         (1.42)%        (1.53)%        (1.32)%**
Portfolio turnover rate                                        61%             78%            81%            55%**
Net assets, end of period
   (in thousands)                                         $80,905         $56,711        $57,252        $70,971
Ratios assuming no waiver of
   management fees and assumption
   of expenses by PIM and no
   reduction for fees paid indirectly:
   Net expenses                                              2.45%           2.73%          2.55%          2.81%**
   Net investment loss                                      (1.01)%         (1.42)%        (1.53)%        (1.65)%**
Ratios assuming waiver of
   management fees and assumption
   of expenses by PIM and reduction
   for fees paid indirectly:
   Net expenses                                              2.42%           2.69%          2.54%          2.42%**
   Net investment loss                                      (0.98)%         (1.38)%        (1.52)%        (1.26)%**

(a) The per share data presented above is based upon the average shares outstanding for the period presented.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
+   Ratios assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements
18

PIONEER MICRO-CAP FUND

NOTES TO FINANCIAL STATEMENTS  11/30/00

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

   Pioneer Micro-Cap Fund (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek long-term growth of capital.

   The Fund offers two classes of shares - Class A and Class B shares. Shares of Class A and Class B each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A and Class B shareowners, respectively.

   The Fund's financial statements have been prepared in conformity with accounting principles generally accepted in the United States that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A. SECURITY VALUATION

   Security transactions are recorded as of trade date. The net asset value is computed daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Dividend income is recorded on the ex-dividend date and interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

PIONEER MICRO-CAP FUND

NOTES TO FINANCIAL STATEMENTS 11/30/00          (CONTINUED)


   The Fund invests in smaller capitalized company securities that tend to be more sensitive to changes in earnings expectations and have lower trading volumes than mid to large capitalized company securities, and as a result, they may experience more abrupt and erratic price movements.


B. FUTURES CONTRACTS


   The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices and currency rates or to seek to increase total return. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract. The use of futures contracts involves, to varying degrees, elements of market and counterparty risks which may exceed the amounts recognized by the Fund. Changes in value of the contracts may not directly correlate to the changes in the value of the underlying securities. These risks may decrease the effectiveness of the Fund's hedging strategies and potentially result in a loss. At November 30, 2000, the Fund had no outstanding futures contracts.


C. FEDERAL INCOME TAXES

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

   The characterization of distributions to shareowners for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

   At November 30, 2000, the Fund reclassified $1,002,614 and $50,505 from paid-in capital to accumulated net investment loss and accumulated net realized gain on investments and futures contracts, respectively. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

PIONEER MICRO-CAP FUND

   The Fund has designated $3,261,838 as a captial gain dividend for purposes of the dividend paid deduction.


D. FUND SHARES

   The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned subsidiary of UniCredito Italiano S.p.A., (UniCredito Italiano), earned $17,032 in underwriting commissions on the sale of fund shares during the year ended November 30, 2000.

E. CLASS ALLOCATIONS


   Distribution fees are calculated based on the average daily net asset values attributable to Class A and Class B shares of the Fund, respectively. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on it's respective percentage of adjusted net assets at the beginning of the day.

   Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A and Class B shares can bear different transfer agent and distribution fees.

F. REPURCHASE AGREEMENTS

   With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian, or subcustodians. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

G. DEFERRED ORGANIZATION COSTS

   The costs incurred by the Fund in connection with its organization have been deferred and are amortized on a straight-line basis over a period of up to five years. If PIM redeems any of its initial investment prior to the end of the amortization period, the redemption proceeds will be decreased by the pro rata share of the unamortized expenses as of the date of redemption. The pro rata share is derived by dividing the number of

PIONEER MICRO-CAP FUND
   original shares redeemed by the total number of original shares outstanding at the time of redemption.

2. MANAGEMENT AGREEMENT
PIM manages the Fund's portfolio and is a wholly owned subsidiary of UniCredito Italiano. Management fees are calculated daily at the annual rate of 1.10% of the Fund's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At November 30, 2000, $137,936 was payable to PIM related to management fees, administrative fees and certain other services.

3. TRANSFER AGENT

PSC, a wholly owned subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in due to affiliates is $31,408 in transfer agent fees payable to PSC at November 30, 2000.

4. DISTRIBUTION PLANS

The Fund adopted a Plan of Distribution for each class of shares (Class A Plan and Class B Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the average daily net assets attributable to Class A Shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to Class B shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B shares. Included in due to affiliates is $96,445 in distribution fees payable to PFD at November 30, 2000.


In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.00% based on the lower of cost or market value of shares being redeemed. Proceeds from the CDSCs are paid to PFD. For the year ended November 30, 2000, CDSCs in the amount of $370,610 were paid to PFD.

PIONEER MICRO-CAP FUND

5. EXPENSE OFFSETS

The Fund has entered into certain directed brokerage and expense offset arrangements resulting in a reduction in the Fund's total expenses. For the year ended November 30, 2000, the Fund's expenses were reduced by $39,522 under such arrangements.

6. LINE OF CREDIT FACILITY

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), collectively participate in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings of up to $25 million is payable at the Federal Funds Rate plus 3/8% on an annualized basis, or at the Federal Funds Rate plus 1/2% if the borrowing exceeds $25 million at any one time. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits. For the year ended November 30, 2000, the Fund had no borrowings under this agreement.

PIONEER MICRO-CAP FUND

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

TO THE SHAREOWNERS AND THE BOARD OF TRUSTEES OF PIONEER MICRO-CAP FUND:

We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer Micro-Cap Fund (the Fund) as of November 30, 2000, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.


We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Micro-Cap Fund as of November 30, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States.


ARTHUR ANDERSEN LLP


Boston, Massachusetts
January 8, 2001

PIONEER MICRO-CAP FUND


RESULTS OF SHAREOWNER MEETING


On September 11, 2000, Pioneer Micro-Cap Fund held a special meeting of shareowners to approve a new management contract between the Fund and Pioneer Investment Management, Inc., the Fund's investment adviser. Shareowners also voted to elect trustees. Both proposals passed by shareowner vote. The new management contract took effect when UniCredito Italiano S.p.A. completed its acquisition of The Pioneer Group, Inc. on October 24, 2000. Here are the detailed results of the votes.


PROPOSAL 1 -- TO APPROVE A NEW MANAGEMENT CONTRACT.


    AFFIRMATIVE                              AGAINST                   ABSTAIN
   5,113,457.699                           100,405.988               110,309.049
PROPOSAL 2 -- TO ELECT TRUSTEES.
   NOMINEE                                  AFFIRMATIVE                 WITHHELD
M.K. Bush                                  5,206,026.108              118,146.628
J.F. Cogan, Jr.                            5,205,499.758              118,672.978
Dr. R. H. Egdahl                           5,209,780.346              114,392.390
M.B.W. Graham                              5,206,970.726              117,202.010
M.A. Piret                                 5,212,612.492              111,560.244
D.D. Tripple                               5,208,481.224              115,691.512
S.K. West                                  5,206,880.253              117,292.483
J. Winthrop                                5,211,085.860              113,086.876

PIONEER MICRO-CAP FUND

TRUSTEES, OFFICERS AND SERVICE PROVIDERS


TRUSTEES                            OFFICERS

John F. Cogan, Jr., Chairman        John F. Cogan, Jr., President
Mary K. Bush                        David D. Tripple, Executive Vice President
Richard H. Egdahl, M.D.             Vincent Nave, Treasurer
Margaret B.W. Graham                Joseph P. Barri, Secretary
Marguerite A. Piret
David D. Tripple
Stephen K. West
John Winthrop

INVESTMENT ADVISER
Pioneer Investment Management, Inc.

CUSTODIAN
Brown Brothers Harriman & Co.

INDEPENDENT PUBLIC ACCOUNTANTS
Arthur Andersen LLP

PRINCIPAL UNDERWRITER
Pioneer Funds Distributor, Inc.

LEGAL COUNSEL
Hale and Dorr LLP

SHAREOWNER SERVICES AND TRANSFER AGENT
Pioneering Services Corporation

THE PIONEER FAMILY OF MUTUAL FUNDS

For information about any Pioneer mutual fund, please contact your investment representative, or call Pioneer at 1-800-225-6292. Ask for a free fund information kit, which includes a fund prospectus. Please read the prospectus carefully before you invest or send money.


GROWTH FUNDS
UNITED STATES
Pioneer Growth Shares
Pioneer Micro-Cap Fund
Pioneer Mid-Cap Fund
Pioneer Mid-Cap Value Fund
Pioneer Science &Technology Fund
Pioneer Small Company Fund
Pioneer Tax-Managed Fund

INTERNATIONAL/GLOBAL
Pioneer Emerging Markets Fund
Pioneer Europe Fund
Pioneer Indo-Asia Fund
Pioneer International Growth Fund
Pioneer World Equity Fund

GROWTH AND INCOME FUNDS
Pioneer Fund
Pioneer II
Pioneer Balanced Fund
Pioneer Equity-Income Fund
Pioneer Real Estate Shares

INCOME FUNDS
TAXABLE
Pioneer America Income Trust
Pioneer Bond Fund
Pioneer High Yield Fund
Pioneer Limited Maturity Bond Fund
Pioneer Strategic Income Fund

TAX-FREE
Pioneer Tax-Free Income Fund

MONEY MARKET FUND
Pioneer Cash Reserves Fund*

*An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

 PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS

Your investment representative can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-800-225-6292.


FACTFONE-SM-
Our automated account information service, available to you 24 hours a day, seven days a week. FactFone gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your 13-digit account number and four-digit personal identification number at hand.


90-DAY REINSTATEMENT PRIVILEGE (FOR CLASS A SHARES)
Enables you to reinvest all or a portion of the money you redeem from your Pioneer account - without paying a sales charge - within 90 days of your redemption. You have the choice of investing in any Pioneer fund, as long as you meet its minimum investment requirement.


INVESTOMATIC PLAN
An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment - without sacrificing your current standard of living.


PAYROLL INVESTMENT PROGRAM (PIP)
Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.

AUTOMATIC EXCHANGE PROGRAM

A simple way to move money from one Pioneer fund to another over a period of time. Just invest a lump sum in one fund, and select the other Pioneer funds you wish to invest in. You choose the amounts and dates for Pioneer to sell shares of your original fund and use the proceeds to buy shares of the other funds you have chosen. Over time, your investment will be shifted out of the original fund. (Automatic Exchange is available for originating accounts with a balance of $5,000 or more.)


DIRECTED DIVIDENDS
Lets you invest cash DIVIDENDS from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distributions are not eligible at this time.)


DIRECT DEPOSIT
Lets you move money into your bank account using electronic funds transfer
(EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.


SYSTEMATIC WITHDRAWAL PLAN (SWP)
Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month you want. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You also can authorize Pioneer to make the redemptions payable to someone else. (SWPs are available for accounts with a value of $10,000 or more.)

HOW TO CONTACT PIONEER

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

CALL US FOR:

ACCOUNT INFORMATION, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                1-800-225-6292

FACTFONE-SM- for automated fund yields, prices,
account information and transactions                             1-800-225-4321

RETIREMENT PLANS INFORMATION                                     1-800-622-0176

TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)                     1-800-225-1997

WRITE TO US:

Pioneering Services Corporation
60 State Street
Boston, Massachusetts 02109

OUR TOLL-FREE FAX                                                1-800-225-4240

OUR INTERNET E-MAIL ADDRESS                                ask.pioneer@piog.com
(for general questions about Pioneer only)

VISIT OUR WEB SITE:                                        www.pioneerfunds.com

THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT FUND PROSPECTUS.

[LOGO]PIONEER
INVESTMENTS-Registered Trademark-

PIONEER INVESTMENT MANAGEMENT, INC.
60 STATE STREET                                  9498-00-0101
BOSTON, MASSACHUSETTS 02109                  -C- PIONEER FUNDS DISTRIBUTOR, INC.
www.pioneerfunds.com                             [LOGO]PRINTED ON RECYCLED PAPER